Fidelity®

Convertible Securities

Fund

Annual Report

November 30, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Convertible Securities	1.56%	98.43%	308.93%
ML All U.S. Convertible Securities	-2.83%	51.98%	213.09%
Convertible Securities Funds Average	-4.77%	50.20%	195.17%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch All U.S. Convertible Securities Index - a market capitalization-weighted index of domestic corporate convertible securities. To measure how the fund's performance stacked up against its peers, you can compare it to the convertible securities funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 81 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Convertible Securities	1.56%	14.69%	15.12%
ML All U.S. Convertible Securities	-2.83%	8.73%	12.09%
Convertible Securities Funds Average	-4.77%	8.16%	11.01%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Convertible Securities Fund on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $40,893 - a 308.93% increase on the initial investment. For comparison, look at how the Merrill Lynch All U.S. Convertible Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $31,309 - a 213.09% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
Note to shareholders: Larry Rakers became Portfolio Manager of Fidelity Convertible Securities Fund on June 13, 2001.

Q. How did the fund perform, Larry?

A. The fund fared reasonably well for the 12-month period that ended November 30, 2001, returning 1.56%. That performance topped both the Merrill Lynch All U.S. Convertible Securities Index, which returned -2.83%, and the convertible securities funds average tracked by Lipper Inc., which returned -4.77%.

Q. What allowed the fund to beat its benchmark and peer average during the past year?

A. I have to credit Peter Saperstone, the fund's former manager, for creating much of the outperformance during the first half of the period. With the economy on the ropes and investors growing increasingly risk averse, Peter wisely chose to limit his exposure to the high-growth areas of the market where business conditions were the bleakest, namely technology and telecommunications. Equally important was his general emphasis on more bond-like, less equity-sensitive securities, particularly among the more defensive health care and consumer groups, which performed the best.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did your key strategies influence returns after you took over the fund in June?

A. During the summer, I began to set up for a rebound in the economy. Given that premise, I tried to play more offense by increasing the overall equity sensitivity of the portfolio, specifically focusing on a mix of securities that I felt would benefit from a cyclical recovery. That was the strategy going into September. It was, however, the worst possible stance to have in the weeks following the heinous events of the 11th. High-quality convertibles acting more like government bonds rallied strongly, while both higher-risk and economically sensitive securities collapsed. Following the attacks, I assumed the contrarian position and sold nearly all of the relatively safe bond-like securities, while adding even more "offensive" convertibles, capitalizing on the tremendous valuation gap between the two groups. I took on more risk because I felt that the tragedies in the U.S. would likely hasten an economic upturn. This repositioning worked out well when the market rallied during the final two months of the period, helping the fund regain everything it lost relative to its benchmark and peer average in September, and then some.

Q. What about some of your sector-level decisions?

A. I raised the fund's exposure to technology consistent with my assumption that the economy was going to improve. Within the sector, I focused on distressed tech names with low valuations that should improve with the overall level of demand in the economy. Leveraging Fidelity's strong equity and high-yield research helped uncover a handful of securities in this group that worked for us, including telecom equipment makers Terayon and Finisar. Several semiconductor-related names also aided performance. While we had our share of winners, we did stumble on a few names, most notably e-mail hosting firm Critical Path, which I sold during the period. Outside of tech, I increased our holdings in health care as a hedge against a slower-than-expected recovery. I found several attractive growth stories that came at good prices among the health services stocks, particularly McKesson. Selected biotechnology holdings such as ImClone Systems also helped.

Q. What other holdings influenced returns?

A. Graphics chip provider NVIDIA was another strong holding for us, as was amusement park operator Six Flags. On the down side, Continental Airlines was a major detractor. We sold the stock during the period and bought airlines such as Delta that I felt, for the same price, offered stronger balance sheets. Financing issues dragged on cable-TV provider Adelphia, while delayed turnarounds at Kmart and Rite Aid negated my efforts to use them as plays on an improving economy.

Q. What's your outlook?

A. I believe the economy's going to improve at some point in 2002, but I'm letting the market tell me how aggressive the fund should be positioned. As sectors start to rally and valuations begin to reflect recovery, I'll consider paring back positions. Conversely, if valuations deteriorate, I may look to buy more. All the while, I'll continue to be opportunistic and try to further leverage our superior research capabilities to try and find the optimal mix of securities for this fund. Shareholders should be aware that due to a Securities and Exchange Commission rule the fund will have a policy to invest at least 80% of its assets in convertible securities beginning January 29, 2002. The fund currently has a policy to invest at least 65% of its assets in convertible securities, so I don't expect this change to significantly affect how the fund is managed, although it may reduce the fund's investments in common stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks high total return through a combination of current income and capital appreciation

Fund number: 308

Trading symbol: FCVSX

Start date: January 5, 1987

Size: as of November 30, 2001, more than $1.7 billion

Manager: Larry Rakers, since June 2001; manager, Fidelity Select Computers Portfolio, Fidelity Select Technology Portfolio and Fidelity Advisor Technology Fund, 2000-2001; Fidelity Advisor Natural Resources Fund, 1997-1999; several Fidelity Select Portfolios, 1995-1999; joined Fidelity in 1993

Larry Rakers examines the convertible securities market through the lens of the index:

"The Merrill Lynch All U.S. Convertible Securities Index can be broken out into three categories: The first sector is what I consider cash, or Treasury-like convertible securities that tend to be from investment-grade companies that have issued securities with a conversion price that's so far ´out-of-the-money' that it's not worth exercising the option to exchange them for shares of the underlying stock. These convertibles usually come with a ´put' feature that allows investors to sell the security at a specific price in a short time period, so it acts like a Treasury bill at a slight premium. Around 20% of the index is represented by these Treasury-like securities.

"The second group would be what are called ´busted convertibles.' Typically, these are securities issued by once-high-flying tech and telecom companies and essentially act like high-yield bonds - with very little equity sensitivity because the underlying stock price has fallen so dramatically. These securities rose to about 25% of the index, as hordes of firms encountered severe credit difficulties and needed funding to stay afloat.

"The remaining 55% or so of the index are traditional convertible securities, offering some participation in equities on the upside, as well as downside protection in the form of a bond yield cushion."

Annual Report

Investment Changes

Top Ten Investments as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
McKesson Financing Trust $2.50	3.4	2.9
NVIDIA Corp. 4.75% 10/15/07	3.4	0.6
HealthSouth Corp.	2.6	3.3
Solectron Corp. liquid yield option note 0% 5/8/20	2.4	0.0
Georgia-Pacific Group $3.75 PEPS	2.2	2.4
Adelphia Communications Corp. 6% 2/15/06	2.0	2.0
Reliant Energy, Inc. $1.165 ZENS	1.8	3.0
Adelphia Communications Corp. Series E, $1.875	1.7	0.0
EVI, Inc. $2.50	1.6	0.7
Terayon Communication Systems, Inc. 5% 8/1/07	1.5	1.4
	22.6
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.4	19.1
Consumer Discretionary	21.8	25.0
Health Care	16.7	12.6
Financials	8.6	8.9
Industrials	6.7	7.6
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Convertible Securities 76.1%		Convertible Securities 71.5%
	Stocks 21.6%		Stocks 22.7%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 5.8%
* Foreign investments	3.5%	** Foreign investments	4.8%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Convertible Bonds - 47.8%
Moody's Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.0%
Internet & Catalog Retail - 1.3%
Amazon.com, Inc. 4.75% 2/1/09	Caa3	$ 49,500	$ 23,141
Media - 5.7%
Adelphia Communications Corp. 6% 2/15/06	B3	42,409	34,006
Charter Communications, Inc. 4.75% 6/1/06	B3	5,000	4,425
EchoStar Communications Corp.:
4.875% 1/1/07 (c)	Caa2	9,000	7,408
4.875% 1/1/07	Caa1	3,300	2,716
5.75% 5/15/08 (c)	Caa1	5,000	4,488
Lamar Advertising Co. 5.25% 9/15/06	B2	8,360	8,650
Liberty Media Corp.:
3.75% 2/15/30	Baa3	13,750	8,377
(Viacom) 3.25% 3/15/31 (c)	Baa3	16,600	16,135
Omnicom Group, Inc. 2.25% 1/6/13	Baa1	4,130	7,145
Times Mirror Co. liquid yield option note 0% 4/15/17	A3	6,150	3,450
XM Satellite Radio Holdings, Inc. 7.75% 3/1/06	Caa3	950	1,003
			97,803
Multiline Retail - 1.1%
Costco Companies, Inc. 0% 8/19/17	A3	15,850	14,978
JCPenney Co., Inc. 5% 10/15/08 (c)	Ba3	4,290	4,639
			19,617
Specialty Retail - 1.9%
AnnTaylor Stores Corp.:
0.55% 6/18/19 (c)	B2	1,910	998
0.55% 6/18/19	Ba3	7,000	3,658
Venator Group, Inc.:
5.5% 6/1/08 (c)	B2	20,050	24,986
5.5% 6/1/08	B2	2,500	3,116
			32,758
TOTAL CONSUMER DISCRETIONARY			173,319
CONSUMER STAPLES - 0.3%
Food & Drug Retailing - 0.3%
Rite Aid Corp. 4.75% 12/1/06 (c)	Caa2	5,400	5,160
Convertible Bonds - continued
Moody's Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - 1.7%
Energy Equipment & Services - 1.7%
Pride International, Inc.:
0% 4/24/18	Ba3	$ 16,000	$ 7,062
0% 1/16/21	Ba2	23,000	13,720
Transocean Sedco Forex, Inc. 0% 5/24/20	Baa2	13,000	7,581
			28,363
FINANCIALS - 1.0%
Diversified Financials - 0.5%
Teva Pharmaceutical Finance LLC:
1.5% 10/15/05 (c)	-	400	400
1.5% 10/15/05	BBB-	6,120	6,120
Teva Pharmaceutical Finance NV 0.75% 8/15/21 (c)	BBB-	2,000	1,920
			8,440
Real Estate - 0.5%
EOP Operating LP 7.25% 11/15/08 (c)	Baa1	8,000	8,538
Pinnacle Holdings, Inc. 5.5% 9/15/07 (c)	-	12,460	467
			9,005
TOTAL FINANCIALS			17,445
HEALTH CARE - 7.9%
Biotechnology - 4.2%
Alkermes, Inc. 3.75% 2/15/07	-	4,600	3,013
Aviron 5.25% 2/1/08	-	11,116	9,546
Cell Therapeutics, Inc. 5.75% 6/15/08 (c)	-	4,000	4,100
Cephalon, Inc.:
5.25% 5/1/06 (c)	-	4,250	5,020
5.25% 5/1/06	-	1,000	1,181
CV Therapeutics, Inc. 4.75% 3/7/07	-	2,000	2,101
Enzon, Inc. 4.5% 7/1/08 (c)	-	2,000	2,045
Gilead Sciences, Inc. 5% 12/15/07	-	3,500	5,758
Human Genome Sciences, Inc. 3.75% 3/15/07	CCC	12,713	9,662
IDEC Pharmaceuticals Corp. liquid yeild option note 0% 2/16/19	-	4,630	13,180
Medarex, Inc. 4.5% 7/1/06	-	3,000	3,121
Millennium Pharmaceuticals, Inc. 5.5% 1/15/07	CCC	3,000	3,266
Sepracor, Inc.:
5% 2/15/07 (c)	-	2,000	1,605
Convertible Bonds - continued
Moody's Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Sepracor, Inc.: - continued
5% 2/15/07	-	$ 6,200	$ 4,960
5.75% 11/15/06 (c)	-	5,000	4,975
			73,533
Health Care Equipment & Supplies - 0.3%
Inhale Therapeutic Systems, Inc. 3.5% 10/17/07	-	9,200	5,559
Health Care Providers & Services - 0.3%
Community Health Systems, Inc. 4.25% 10/15/08	B3	5,000	4,997
Pharmaceuticals - 3.1%
Alpharma, Inc.:
3% 6/1/06	B	9,177	9,166
5.75% 4/1/05	B	1,765	1,753
ImClone Systems, Inc.:
5.5% 3/1/05 (c)	-	2,800	4,045
5.5% 3/1/05	-	12,250	17,695
InterMune, Inc. 5.75% 7/15/06	-	5,000	7,022
IVAX Corp. 5.5% 5/15/07	-	13,100	13,337
			53,018
TOTAL HEALTH CARE			137,107
INDUSTRIALS - 1.6%
Commercial Services & Supplies - 0.7%
Cendant Corp. 0% 2/13/21 (c)	Baa1	18,950	12,791
Construction & Engineering - 0.2%
Shaw Group, Inc. 0% 5/1/21	Ba2	7,750	4,166
Electrical Equipment - 0.2%
Advanced Energy Industries, Inc. 5% 9/1/06 (c)	-	3,000	3,124
Machinery - 0.5%
SPX Corp. 0% 2/6/21	Ba3	11,500	7,821
TOTAL INDUSTRIALS			27,902
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 6.2%
Adaptec, Inc. 4.75% 2/1/04	B3	13,490	12,141
ANTEC Corp. 4.5% 5/15/03	B2	13,165	9,536
CIENA Corp. 3.75% 2/1/08	Ba3	11,740	7,852
Convertible Bonds - continued
Moody's Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. 1.5% 12/1/05 (c)	BB	$ 4,900	$ 3,663
Extreme Networks, Inc. 3.5% 12/1/06 (c)	-	2,000	2,012
Finisar Corp. 5.25% 10/15/08 (c)	-	7,750	16,457
Juniper Networks, Inc. 4.75% 3/15/07	B2	18,810	13,825
Redback Networks, Inc. 5% 4/1/07	CCC-	30,210	15,920
Terayon Communication Systems, Inc. 5% 8/1/07	CCC	42,060	26,498
			107,904
Computers & Peripherals - 0.3%
Hutchinson Technology, Inc. 6% 3/15/05	-	5,940	5,792
Electronic Equipment & Instruments - 3.9%
Agilent Technologies, Inc. 3% 12/1/21 (c)	Baa2	15,920	17,399
Arrow Electronics, Inc. 0% 2/21/21	Baa1	15,000	6,843
Benchmark Electronics, Inc. 6% 8/15/06	B2	2,300	1,843
Solectron Corp. liquid yield option note 0% 5/8/20	Baa3	79,050	40,948
			67,033
Internet Software & Services - 0.4%
America Online, Inc. 0% 12/6/19	Baa2	9,700	5,248
DoubleClick, Inc. 4.75% 3/15/06	B-	2,690	2,055
			7,303
IT Consulting & Services - 0.8%
CNET, Inc. 5% 3/1/06	CCC	22,865	13,605
Semiconductor Equipment & Products - 9.1%
Amkor Technology, Inc. 5% 3/15/07	B3	2,500	1,587
ANADIGICS, Inc. 5% 11/15/06 (c)	-	1,000	1,042
ASML Holding NV 5.75% 10/15/06 (c)	-	7,000	8,496
Atmel Corp. 0% 5/23/21 (c)	-	18,300	5,582
ATMI, Inc. 5.25% 11/15/06 (c)	-	12,075	14,946
Chartered Semiconductor Manufacturing Ltd. 2.5% 4/2/06	BBB-	6,000	5,610
Fairchild Semiconductor Corp. 5% 11/1/08 (c)	B3	10,000	11,025
International Rectifier Corp. 4.25% 7/15/07	B2	12,870	10,489
Kulicke & Soffa Industries, Inc.:
4.75% 12/15/06	B3	1,000	906
5.25% 8/15/06 (c)	B3	6,000	6,300
Lattice Semiconductor Corp. 4.75% 11/1/06	B-	7,400	8,566
LSI Logic Corp.:
4% 2/15/05	Ba3	3,600	3,038
Convertible Bonds - continued
Moody's Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
LSI Logic Corp.: - continued
4.25% 3/15/04	Ba3	$ 7,250	$ 8,682
LTX Corp. 4.25% 8/15/06 (c)	-	2,000	2,015
NVIDIA Corp. 4.75% 10/15/07	B-	41,610	58,720
S3, Inc. 5.75% 10/1/03	-	6,400	3,584
Semtech Corp. 4.5% 2/1/07	CCC+	5,050	5,713
Transwitch Corp. 4.5% 9/12/05	B2	4,000	2,140
			158,441
Software - 2.4%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	6,070	7,072
Manugistics Group, Inc.:
5% 11/1/07 (c)	-	210	143
5% 11/1/07	-	8,600	5,843
Network Associates, Inc. 5.25% 8/15/06 (c)	-	8,650	12,932
Peregrine Systems, Inc. 5.5% 11/15/07	-	4,750	4,441
RadiSys Corp. 5.5% 8/15/07	-	9,500	6,460
Rational Software Corp. 5% 2/1/07	-	4,000	3,640
			40,531
TOTAL INFORMATION TECHNOLOGY			400,609
MATERIALS - 1.5%
Metals & Mining - 1.5%
Agnico-Eagle Mines Ltd. yankee 3.5% 1/27/04	B2	245	213
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (c)	CCC	21,890	25,839
			26,052
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.1%
Covad Communications Group, Inc. 6% 9/15/05 (c)(f)	D	5,200	988
XO Communications, Inc. 5.75% 1/15/09 (c)	C	6,530	180
			1,168
Convertible Bonds - continued
Moody's Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
Aether Systems, Inc. 6% 3/22/05	CCC	$ 15,710	$ 8,771
American Tower Corp. 2.25% 10/15/09	B3	3,250	2,106
			10,877
TOTAL TELECOMMUNICATION SERVICES			12,045
UTILITIES - 0.0%
Multi-Utilities - 0.0%
Enron Corp. 0% 2/7/21	Baa1	2,640	317
TOTAL CONVERTIBLE BONDS (Cost $798,229)			828,319
Common Stocks - 21.6%
	Shares
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 0.0%
Stoneridge, Inc. (a)	72,400	473
Hotels, Restaurants & Leisure - 1.5%
Bob Evans Farms, Inc.	35,600	785
Harrah's Entertainment, Inc. (a)	575,800	18,558
Mandalay Resort Group (a)	272,700	5,890
Outback Steakhouse, Inc. (a)	50,000	1,556
		26,789
Household Durables - 1.0%
Champion Enterprises, Inc. (a)	160,000	1,931
Fleetwood Enterprises, Inc.	185,000	2,322
Maytag Corp.	365,900	10,585
Oakwood Homes Corp. (a)	205,380	914
Schuler Homes, Inc. Class A (a)	50,000	908
		16,660
Internet & Catalog Retail - 0.0%
J. Jill Group, Inc. (a)	2,700	53
Leisure Equipment & Products - 0.1%
Brunswick Corp.	100,000	1,970
Media - 1.0%
Adelphia Communications Corp. Class A (a)	661,100	16,600
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.8%
Abercrombie & Fitch Co. Class A (a)	150,000	$ 3,600
American Eagle Outfitters, Inc. (a)	100,000	2,444
Chico's FAS, Inc. (a)	60,000	1,903
Christopher & Banks Corp. (a)	100,000	3,814
Gymboree Corp. (a)	150,000	1,763
		13,524
Textiles & Apparel - 0.1%
Coach, Inc. (a)	65,000	2,145
Guess?, Inc. (a)	6,000	40
		2,185
TOTAL CONSUMER DISCRETIONARY		78,254
CONSUMER STAPLES - 1.1%
Food & Drug Retailing - 1.1%
Rite Aid Corp. (a)	4,202,800	19,711
ENERGY - 0.9%
Energy Equipment & Services - 0.9%
BJ Services Co. (a)	30,000	836
Dril-Quip, Inc. (a)	21,100	408
Global Industries Ltd. (a)	289,700	1,857
Nabors Industries, Inc. (a)	125,000	3,938
National-Oilwell, Inc. (a)	320,900	5,372
Newpark Resources, Inc. (a)	285,000	1,992
W-H Energy Services, Inc. (a)	25,000	386
		14,789
FINANCIALS - 2.0%
Banks - 0.2%
Hudson City Bancorp, Inc.	85,000	2,108
Net.B@nk, Inc. (a)	150,400	1,390
		3,498
Diversified Financials - 1.8%
American Express Co.	200,000	6,582
Merrill Lynch & Co., Inc.	276,800	13,865
Morgan Stanley Dean Witter & Co.	75,000	4,163
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
TeraBeam Labs Investors LLC (d)	5,200	$ 0
Washington Mutual Capital Trust unit (c)	128,200	6,106
		30,716
TOTAL FINANCIALS		34,214
HEALTH CARE - 4.8%
Biotechnology - 0.0%
Gilead Sciences, Inc. (a)	100	7
Health Care Equipment & Supplies - 0.6%
Align Technology, Inc.	670,400	2,682
Boston Scientific Corp. (a)	32,800	872
Guidant Corp. (a)	125,000	6,101
		9,655
Health Care Providers & Services - 2.6%
First Health Group Corp. (a)	25,000	601
HealthSouth Corp. (a)	2,988,800	43,995
		44,596
Pharmaceuticals - 1.6%
Allergan, Inc.	25,000	1,887
Barr Laboratories, Inc. (a)	52,500	3,835
Biovail Corp. (a)	60,000	3,292
Forest Laboratories, Inc. (a)	116,800	8,269
Mylan Laboratories, Inc.	150,000	5,172
Perrigo Co. (a)	217,700	2,715
Pharmacia Corp.	37,500	1,665
SICOR, Inc. (a)	100,000	1,688
		28,523
TOTAL HEALTH CARE		82,781
INDUSTRIALS - 3.5%
Airlines - 2.0%
Delta Air Lines, Inc.	624,100	18,086
Frontier Airlines, Inc. (a)	150,000	2,214
Mesa Air Group, Inc. (a)	300,000	2,085
Northwest Airlines Corp. (a)	750,880	13,456
		35,841
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.2%
Dal-Tile International, Inc. (a)	175,000	$ 3,763
Commercial Services & Supplies - 0.6%
Allied Waste Industries, Inc. (a)	475,000	5,624
eFunds Corp. (a)	75,000	1,125
Manpower, Inc.	106,600	3,472
		10,221
Electrical Equipment - 0.0%
Aura Systems, Inc. warrants 5/31/05 (a)	1	0
Machinery - 0.6%
Albany International Corp. Class A	145,600	2,947
Milacron, Inc.	431,600	6,029
Stewart & Stevenson Services, Inc.	50,000	893
		9,869
Road & Rail - 0.1%
USFreightways Corp.	50,000	1,701
TOTAL INDUSTRIALS		61,395
INFORMATION TECHNOLOGY - 3.2%
Communications Equipment - 0.6%
Crown Castle International Corp. (a)	50	1
Lucent Technologies, Inc.	15,865	116
Proxim, Inc. (a)	400,000	4,400
SBA Communications Corp. Class A (a)	206,700	2,445
Spectrasite Holdings, Inc. (a)	1,350,000	4,091
		11,053
Computers & Peripherals - 0.3%
Maxtor Corp. (a)	600,000	3,540
Western Digital Corp. (a)	235,000	1,107
		4,647
Electronic Equipment & Instruments - 0.2%
Tektronix, Inc. (a)	100,000	2,248
Vishay Intertechnology, Inc. (a)	100,000	1,838
		4,086
Semiconductor Equipment & Products - 1.6%
ChipPAC, Inc. (a)	150,000	1,049
Cypress Semiconductor Corp. (a)	75,000	1,727
Integrated Circuit Systems, Inc. (a)	25,000	468
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Intersil Corp. Class A (a)	100,100	$ 3,344
National Semiconductor Corp. (a)	70,000	2,109
Oak Technology, Inc. (a)	50,000	582
Silicon Storage Technology, Inc. (a)	150,000	1,850
United Microelectronics Corp. sponsored ADR	1,680,000	13,087
Varian Semiconductor Equipment Associates, Inc. (a)	130,000	4,090
		28,306
Software - 0.5%
Adobe Systems, Inc.	155,000	4,972
National Instruments Corp. (a)	10,200	369
Vastera, Inc. (a)	200,000	2,326
		7,667
TOTAL INFORMATION TECHNOLOGY		55,759
MATERIALS - 1.2%
Chemicals - 0.1%
Georgia Gulf Corp.	105,700	1,888
Construction Materials - 0.1%
Centex Construction Products, Inc.	40,000	1,190
Metals & Mining - 1.0%
Alcan, Inc.	504,300	18,176
TOTAL MATERIALS		21,254
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Citizens Communications Co. (a)	694,900	6,803
TeraBeam Networks (d)	5,200	5
		6,808
Wireless Telecommunication Services - 0.0%
Boston Communications Group, Inc. (a)	11,000	111
TOTAL TELECOMMUNICATION SERVICES		6,919
TOTAL COMMON STOCKS (Cost $374,573)		375,076
Convertible Preferred Stocks - 28.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.3%
Hotels, Restaurants & Leisure - 0.9%
Six Flags, Inc. $1.8125 PIERS	568,200	$ 12,785
Wendys Financing I $2.50 TECONS	57,000	3,258
		16,043
Media - 5.6%
Adelphia Communications Corp. Series E, $1.875	1,000,000	29,297
Cox Communications, Inc. $6.858 PRIZES	111,700	6,756
MediaOne Group, Inc. (Vodafone Group PLC) $3.04 PIES	525,000	14,569
Radio One, Inc.:
$65.00 (c)	13,600	14,295
$65.00	16,945	17,811
Tribune Co. (America Online, Inc.) $3.14 PHONES	155,000	14,184
		96,912
Multiline Retail - 0.8%
Kmart Financing I $3.875	432,900	14,329
TOTAL CONSUMER DISCRETIONARY		127,284
ENERGY - 2.5%
Energy Equipment & Services - 1.6%
EVI, Inc. $2.50	617,000	27,382
Oil & Gas - 0.9%
Chesapeake Energy Corp. $3.375 (c)	300,000	15,563
Vec Trust 1 $1.9375 PEPS	35,000	1,004
		16,567
TOTAL ENERGY		43,949
FINANCIALS - 5.6%
Diversified Financials - 4.5%
AES Trust III $3.375	458,700	16,055
AES Trust VII $3.00 (c)	126,215	3,886
Hanover Compressor Capital Trust $3.625	25,000	1,972
Suiza Capital Trust II $2.75	511,500	23,145
TXI Capital Trust I $2.75 SPURS	26,000	921
Union Pacific Capital Trust $3.125	397,200	18,892
Xerox Capital Trust II $3.75 (c)	200,000	11,856
		76,727
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 1.1%
MetLife, Inc. $4.00	98,550	$ 8,482
PartnerRe Ltd. $4.00	200,000	11,000
		19,482
TOTAL FINANCIALS		96,209
HEALTH CARE - 4.0%
Health Care Providers & Services - 4.0%
Anthem, Inc. $3.00	161,000	10,562
McKesson Financing Trust $2.50	1,098,700	58,983
		69,545
INDUSTRIALS - 1.6%
Aerospace & Defense - 1.2%
Northrop Grumman Corp. $7.25	189,400	20,057
Commercial Services & Supplies - 0.4%
Cendant Corp. $3.875	172,500	7,531
TOTAL INDUSTRIALS		27,588
INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.8%
Crown Castle International Corp. $3.125 PIERS	382,000	10,601
Lucent Technologies, Inc. $80.00 (c)	2,600	3,303
		13,904
IT Consulting & Services - 0.3%
Electronic Data Systems Corp. $3.81	80,000	4,599
TOTAL INFORMATION TECHNOLOGY		18,503
MATERIALS - 2.3%
Paper & Forest Products - 2.3%
Boise Cascade Corp. $3.75	40,000	2,002
Georgia-Pacific Group $3.75 PEPS	1,086,300	38,075
		40,077
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.6%
Citizens Communications Co. $1.69	327,000	$ 7,024
Qwest Trends Trust $2.40 (c)	115,000	2,933
		9,957
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. $0.00 (a)	35,000	9,656
TOTAL TELECOMMUNICATION SERVICES		19,613
UTILITIES - 2.8%
Electric Utilities - 1.8%
Reliant Energy, Inc. $1.165 ZENS	559,000	30,834
Multi-Utilities - 1.0%
Citizens Utilities Trust $2.50 EPPICS	150,000	6,453
Enron Corp. (EOG Resources, Inc.) $1.5575 ACES	244,500	892
Sierra Pacific Resources $4.50 PIES	200,000	10,600
		17,945
TOTAL UTILITIES		48,779
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $487,126)		491,547
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 2.23% (b)	19,081,382	19,081
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	36,419,900	36,420
TOTAL MONEY MARKET FUNDS (Cost $55,501)		55,501
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,715,429)		1,750,443
NET OTHER ASSETS - (0.9)%		(16,422)
NET ASSETS - 100%		$ 1,734,021
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
EPPICS	-	Equity Providing Income Convertible Securities
PEPS	-	Participating Equity Preferred Shares/ Premium Exchangeable Participating Shares
PHONES	-	Participating Hybrid Option Note Exchangeable Security
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
SPURS	-	Shared Preference Redeemable Securities
TECONS	-	Term Convertible Shares
ZENS	-	Zero Exchangeable Sub Notes
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $306,877,000 or 17.7% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Labs Investors LLC	7/12/01	$ 0
TeraBeam Networks	4/7/00	$ 20
(e) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(f) Non-income producing-issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	1.1%	AAA, AA, A	1.9%
Baa	7.5%	BBB	7.7%
Ba	3.5%	BB	2.1%
B	9.3%	B	13.9%
Caa	2.5%	CCC	7.6%
Ca, C	0.0%	CC, C	0.0%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 12.1%. FMR has determined that unrated debt securities that are lower quality account for 12.1% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $5,113,081,000 and $4,960,759,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $133,894,000 and $132,002,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $82,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,000 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $16,749,000. The weighted average interest rate was 5.1%. Interest expense includes $56,000 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $7,712,000. The weighted average interest rate was 5.5%. Interest expense includes $19,000 paid under the bank borrowing program.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,721,647,000. Net unrealized appreciation aggregated $28,796,000, of which $163,839,000 related to appreciated investment securities and $135,043,000 related to depreciated investment securities.

The fund hereby designates approximately $111,482,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $152,480,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending Novemer 30, 2002 approximately $19,326,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $33,636) (cost $1,715,429) - See accompanying schedule		$ 1,750,443
Cash		703
Receivable for investments sold		18,136
Receivable for fund shares sold		2,096
Dividends receivable		1,192
Interest receivable		9,157
Other receivables		24
Total assets		1,781,751
Liabilities
Payable for investments purchased	$ 8,264
Payable for fund shares redeemed	1,895
Accrued management fee	870
Other payables and accrued expenses	281
Collateral on securities loaned, at value	36,420
Total liabilities		47,730
Net Assets		$ 1,734,021
Net Assets consist of:
Paid in capital		$ 1,846,150
Undistributed net investment income		31,791
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(178,930)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,010
Net Assets, for 88,924 shares outstanding		$ 1,734,021
Net Asset Value, offering price and redemption price per share ($1,734,021 ÷ 88,924 shares)		$19.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 30,815
Interest		45,742
Security lending		209
Total income		76,766
Expenses
Management fee Basic fee	$ 8,828
Performance adjustment	2,179
Transfer agent fees	3,307
Accounting and security lending fees	398
Non-interested trustees' compensation	5
Custodian fees and expenses	63
Registration fees	54
Audit	37
Legal	7
Interest	75
Miscellaneous	13
Total expenses before reductions	14,966
Expense reductions	(891)	14,075
Net investment income		62,691
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(105,354)
Foreign currency transactions	75
Futures contracts	(1,892)	(107,171)
Change in net unrealized appreciation (depreciation) on:
Investment securities	66,701
Assets and liabilities in foreign currencies	1	66,702
Net gain (loss)		(40,469)
Net increase (decrease) in net assets resulting from operations		$ 22,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 62,691	$ 53,198
Net realized gain (loss)	(107,171)	353,968
Change in net unrealized appreciation (depreciation)	66,702	(226,017)
Net increase (decrease) in net assets resulting from operations	22,222	181,149
Distributions to shareholders From net investment income	(63,263)	(42,869)
From net realized gain	(331,693)	(93,806)
Total distributions	(394,956)	(136,675)
Share transactions Net proceeds from sales of shares	522,052	1,016,859
Reinvestment of distributions	362,964	124,568
Cost of shares redeemed	(621,706)	(556,403)
Net increase (decrease) in net assets resulting from share transactions	263,310	585,024
Total increase (decrease) in net assets	(109,424)	629,498
Net Assets
Beginning of period	1,843,445	1,213,947
End of period (including undistributed net investment income of $31,791 and $26,795, respectively)	$ 1,734,021	$ 1,843,445
Other Information Shares
Sold	25,516	38,757
Issued in reinvestment of distributions	17,637	5,244
Redeemed	(30,914)	(21,449)
Net increase (decrease)	12,239	22,552

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 24.04	$ 22.43	$ 18.61	$ 19.57	$ 18.64
Income from Investment Operations
Net investment income B	.69	.77	.57	.60	.64
Net realized and unrealized gain (loss)	(.17)	3.18	5.01	.86	1.90
Total from investment operations	.52	3.95	5.58	1.46	2.54
Less Distributions
From net investment income	(.72)	(.64)	(.62)	(.58)	(.80)
From net realized gain	(4.34)	(1.70)	(1.14)	(1.84)	(.81)
Total distributions	(5.06)	(2.34)	(1.76)	(2.42)	(1.61)
Net asset value, end of period	$ 19.50	$ 24.04	$ 22.43	$ 18.61	$ 19.57
Total Return A	1.56%	18.07%	32.36%	8.88%	14.84%
Ratios to Average Net Assets C
Expenses before expense reductions	.81%	.78%	.85%	.79%	.74%
Expenses net of voluntary waivers, if any	.81%	.78%	.85%	.79%	.74%
Expenses net of all reductions	.76%	.77%	.82%	.77%	.73%
Net investment income	3.40%	2.96%	2.85%	3.21%	3.46%
Supplemental Data
Net assets, end of period (in millions)	$ 1,734	$ 1,843	$ 1,214	$ 987	$ 1,029
Portfolio turnover rate	282%	262%	246%	223%	212%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Convertible Securities Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, market discount, contingent interest, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .60% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,886,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on their pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Certain security trades were directed to brokers who paid $845,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $18,000 and $28,000, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Convertible Securities Fund (a fund of Fidelity Financial Trust) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Convertible Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The fund designates 3.00%, 9.77%, 9.77% and 9.77% of the dividends distributed in December, March, June and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A total of .75% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart A. Grenier, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CVS-ANN-0102 152787
1.539184.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Equity-Income II

Fund

Annual Report

November 30, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income II	-4.33%	57.36%	268.95%
Russell 3000® Value Index	-1.76%	63.04%	296.36%
Equity Income Funds Average	-3.33%	47.99%	210.28%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled companies. To measure how the fund's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 225 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income II	-4.33%	9.49%	13.95%
Russell 3000 Value	-1.76%	10.27%	14.77%
Equity Income Funds Average	-3.33%	7.90%	11.61%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income II Fund on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $36,895 - a 268.95% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $39,636 - a 296.36% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the equity income funds average were -2.78%, 45.65%, and 204.50%, respectively. The one year, five year, and 10 year average annual total returns were -2.78%, 7.64%, and 11.58%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Steve DuFour, Portfolio Manager of Fidelity Equity-Income II Fund

Q. How did the fund perform, Steve?

A. For the 12-month period that ended November 30, 2001, the fund returned -4.33%. In comparison, the Russell 3000 Value Index declined 1.76% during the same period, while the equity income funds average as tracked by Lipper Inc. fell 3.33%.

Q. Why did the fund underperform its index and Lipper peer group average during the past year?

A. Two things worked against us. First, having a stronger bias toward larger-cap stocks compared to both the index and peer group was not helpful during the past year. As the economy progressively weakened and put a strain on corporate earnings, many investors were forced to look for more attractively valued stocks outside the widely followed large-cap arena that had performed so well during much of the past decade. As the market broadened, heightened demand for undervalued mid- and small-cap companies pushed up prices in these categories and, subsequently, held back our relative return. Second, my decision to own a higher percentage of financial companies that relied primarily on transaction-based fee income to generate profits, such as Charles Schwab and Mellon Financial, as opposed to those that relied primarily on income from the spreads on loans, wasn't as beneficial as I expected.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did transaction fee-based financials underperform spread-based financials during the period?

A. Spread-based financials benefited from a number of factors, including the delayed economic recovery and the Federal Reserve Board's aggressive moves to lower interest rates. Lower rates increased these institutions' net interest margins, meaning the difference between the interest they pay out and what they can charge for loans. Transaction fee-based financials were hurt by a combination of a declining stock market, reduced trading volumes and limited underwriting activity. As I mentioned in my shareholder report six months ago, the fund owned fee-based financials to benefit from a potential economic upturn, which would likely have boosted profits. In hindsight, I may have been early in owning these stocks, but I remained optimistic that the Fed's easing would provide the stimuli necessary to turn the economy around. My strategy in this sector was further jolted by the September attacks, which caused a decline in commerce and further delayed the expectation of a quick economic and financial market recovery.

Q. What were your other key investment strategies?

A. It was a volatile year in the stock market, as perceptions on Wall Street shifted often in response to the economic slowdown. The most significant decision I made - and one I'm encouraged about - was taking advantage of opportunities that arose during distinct periods when fearful investors sold high-quality growth companies after unfavorable economic reports and then retreated to more defensive issues less influenced by the prevailing economic weakness. During those shifts in sentiment, I did the opposite. I bought companies leveraged to the economy and sold the fund's defensive holdings, such as government-sponsored enterprise Fannie Mae, energy company Dynegy and conglomerate General Electric, that generally had already appreciated in price. What I'm particularly encouraged about is that during the two-week period after September 11 I was able to upgrade the quality of the portfolio by adding oversold stocks such as media company Omnicom and semiconductor service firm Applied Materials, which I'd been reluctant to own because they previously were too expensive.

Q. What holdings performed well? Which disappointed?

A. The fund's information technology holdings gained nearly 4%, compared to a decline of more than 10% for those in index. Companies with new product cycles, such as Microsoft and Dell, the latter of which I sold off after it appreciated materially, led the way. Despite a weakening advertising environment that plagued the newspaper industry, investors reacted positively to media company Gannett's cost reductions. On the down side, a glut in supply caused a decline in crude oil prices, hurting shares of Exxon Mobil and Schlumberger. As discussed earlier, a number of the fund's financial positions were hurt by a reduction in market activity, with Schwab being the biggest detractor.

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. I believe that the enormous amount of liquidity the Fed has put into the financial system, coupled with declining oil prices and the recent federal tax cuts, should lead to a stronger economy. As such, I believe the fund's positioning - emphasizing high-quality companies leveraged to an improving economy - could be beneficial should the economy recover in the months ahead.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: reasonable income; the fund also considers the potential for capital appreciation

Fund number: 319

Trading symbol: FEQTX

Start date: August 21, 1990

Size: as of November 30, 2001, more than $12 billion

Manager: Steve DuFour, since 2000; manager, Fidelity Balanced Fund, 1997-2000; Fidelity Convertible Securities Fund, January 1997-July 1997; several Fidelity Select Portfolios, 1993-1997; joined Fidelity in 1992

Steve DuFour on the new look of the fund's top-10 holdings:

"If you were invested in the fund a year ago you may recognize that its 10-largest holdings look quite different today. Eight of the fund's top-10 stocks are new entries. This reflects my decision to alter the fund's positioning from stocks typically considered defensive - and that often perform well during periods of economic uncertainty - to a higher concentration of stocks that typically perform well during economic expansion. At the end of the period, I especially liked the high caliber of the holdings in the portfolio and, in particular, the fund's top-10 positions, primarily because new entries, such as Schwab, Dupont and AOL Time Warner, as well as holdovers BellSouth and Exxon Mobil, are leaders in their respective industries.

"While I began tweaking the fund's positioning earlier in 2001, the aftermath of September 11 gave me another rare opportunity to upgrade the quality of companies in the portfolio at attractive prices. This portfolio upgrading, combined with my belief that recent economic stimuli could result in a strengthening of the economy, makes me guardedly optimistic about the fund's outlook."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Charles Schwab Corp.	5.3	2.8
BellSouth Corp.	5.0	4.7
Schlumberger Ltd. (NY Shares)	3.8	1.4
Exxon Mobil Corp.	3.2	4.9
Morgan Stanley Dean Witter & Co.	2.8	2.1
Citigroup, Inc.	2.7	1.7
Pfizer, Inc.	2.4	0.0
E.I. du Pont de Nemours & Co.	2.3	1.5
AOL Time Warner, Inc.	2.3	0.0
Merrill Lynch & Co., Inc.	2.2	0.8
	32.0
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.8	27.9
Consumer Discretionary	14.8	15.7
Consumer Staples	10.3	6.7
Industrials	9.8	11.9
Information Technology	8.6	6.8
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks and Equity Futures 90.7%		Stocks 93.1%
	Convertible Securities 5.4%		Convertible Securities 4.8%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	4.1%	** Foreign investments	3.1%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 87.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.2%
Auto Components - 1.3%
Delphi Automotive Systems Corp.	10,471,600	$ 143,670
Superior Industries International, Inc.	464,600	18,143
		161,813
Automobiles - 0.1%
Winnebago Industries, Inc.	396,700	13,369
Hotels, Restaurants & Leisure - 1.0%
McDonald's Corp.	3,652,400	98,030
MGM Mirage, Inc. (a)	654,500	17,246
		115,276
Household Durables - 0.9%
Clayton Homes, Inc.	1,013,400	14,390
D.R. Horton, Inc.	376,500	10,550
Fortune Brands, Inc.	661,100	25,961
Snap-On, Inc.	638,200	19,976
Whirlpool Corp.	498,400	32,775
		103,652
Leisure Equipment & Products - 0.3%
Mattel, Inc.	1,984,000	36,525
Media - 8.6%
AOL Time Warner, Inc. (a)	7,789,700	271,861
Belo Corp. Series A	1,114,600	19,929
Cablevision Systems Corp. - NY Group Class A (a)	667,200	28,049
Comcast Corp. Class A (special) (a)	2,485,900	94,464
Dow Jones & Co., Inc.	571,100	28,909
E.W. Scripps Co. Class A	648,800	41,426
Gannett Co., Inc.	2,101,000	145,914
Interpublic Group of Companies, Inc.	1,344,100	39,154
Liberty Media Corp. Class A (a)	9,984,300	131,294
McGraw-Hill Companies, Inc.	1,031,100	58,257
News Corp. Ltd. ADR	1,264,500	38,820
Omnicom Group, Inc.	298,500	25,629
The New York Times Co. Class A	1,589,100	72,225
Tribune Co.	1,035,400	37,378
		1,033,309
Multiline Retail - 1.8%
Costco Wholesale Corp. (a)	2,075,700	84,855
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Federated Department Stores, Inc. (a)	1,330,400	$ 49,225
Wal-Mart Stores, Inc.	1,615,700	89,106
		223,186
Specialty Retail - 0.2%
Home Depot, Inc.	549,500	25,640
TOTAL CONSUMER DISCRETIONARY		1,712,770
CONSUMER STAPLES - 10.3%
Beverages - 3.0%
Anheuser-Busch Companies, Inc.	1,682,300	72,507
PepsiCo, Inc.	1,544,000	75,085
The Coca-Cola Co.	4,536,400	213,029
		360,621
Food & Drug Retailing - 0.2%
Albertson's, Inc.	567,700	19,052
Food Products - 2.8%
General Mills, Inc.	887,700	43,808
Kellogg Co.	2,872,600	84,713
Kraft Foods, Inc. Class A	1,852,200	61,345
McCormick & Co., Inc. (non-vtg.)	581,900	25,022
Sara Lee Corp.	2,717,800	59,465
Suiza Foods Corp. (a)	730,400	43,977
Wm. Wrigley Jr. Co.	359,800	18,184
		336,514
Household Products - 2.4%
Clorox Co.	1,049,000	41,456
Colgate-Palmolive Co.	1,643,200	95,897
Kimberly-Clark Corp.	1,471,600	85,603
Procter & Gamble Co.	860,100	66,623
		289,579
Personal Products - 1.1%
Gillette Co.	4,019,600	131,441
Tobacco - 0.8%
Philip Morris Companies, Inc.	2,182,300	102,939
TOTAL CONSUMER STAPLES		1,240,146
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 7.3%
Energy Equipment & Services - 3.8%
Schlumberger Ltd. (NY Shares)	9,581,800	$ 460,022
Oil & Gas - 3.5%
ChevronTexaco Corp.	319,200	27,135
Exxon Mobil Corp.	10,333,282	386,465
		413,600
TOTAL ENERGY		873,622
FINANCIALS - 23.1%
Banks - 5.3%
Bank of America Corp.	2,067,600	126,909
Bank One Corp.	930,100	34,823
Banknorth Group, Inc.	437,800	9,505
Comerica, Inc.	105,300	5,408
Commerce Bancorp, Inc., New Jersey	3,012	225
Fifth Third Bancorp	2,084,000	125,228
FleetBoston Financial Corp.	1,135,900	41,744
Mellon Financial Corp.	5,459,800	204,142
Pacific Century Financial Corp.	501,900	12,648
PNC Financial Services Group, Inc.	764,000	44,274
SunTrust Banks, Inc.	471,200	29,808
Wachovia Corp.	174,800	5,410
		640,124
Diversified Financials - 15.8%
Capital One Financial Corp.	828,000	41,425
Charles Schwab Corp.	44,649,040	641,156
Citigroup, Inc.	6,708,641	321,344
Fannie Mae	1,390,800	109,317
Goldman Sachs Group, Inc.	495,400	44,041
J.P. Morgan Chase & Co.	1,519,200	57,304
Lehman Brothers Holdings, Inc.	222,900	14,745
Merrill Lynch & Co., Inc.	5,296,100	265,282
Morgan Stanley Dean Witter & Co.	6,045,800	335,542
State Street Corp.	1,246,600	65,247
		1,895,403
Insurance - 1.6%
MetLife, Inc.	5,311,500	145,694
The St. Paul Companies, Inc.	931,100	43,836
		189,530
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.4%
Equity Office Properties Trust	887,400	$ 26,445
Equity Residential Properties Trust (SBI)	513,300	14,860
Vornado Realty Trust	260,700	10,246
		51,551
TOTAL FINANCIALS		2,776,608
HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 0.6%
Becton, Dickinson & Co.	1,094,700	37,077
Boston Scientific Corp. (a)	603,200	16,045
Viasys Healthcare, Inc. (a)	91,331	1,625
Zimmer Holdings, Inc. (a)	321,982	10,387
		65,134
Health Care Providers & Services - 0.0%
Owens & Minor, Inc.	84,800	1,594
Pharmaceuticals - 6.1%
American Home Products Corp.	1,518,300	91,250
Bristol-Myers Squibb Co.	2,430,528	130,665
Johnson & Johnson	604,100	35,189
Merck & Co., Inc.	1,569,500	106,334
Pfizer, Inc.	6,710,700	290,640
Pharmacia Corp.	1,896,113	84,187
		738,265
TOTAL HEALTH CARE		804,993
INDUSTRIALS - 9.4%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	658,940	30,608
United Technologies Corp.	669,500	40,304
		70,912
Air Freight & Couriers - 0.7%
United Parcel Service, Inc. Class B	1,453,300	81,705
Airlines - 1.0%
Delta Air Lines, Inc.	4,351,600	126,109
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 1.0%
American Standard Companies, Inc. (a)	658,200	$ 41,796
Masco Corp.	3,697,500	77,389
		119,185
Commercial Services & Supplies - 0.7%
Avery Dennison Corp.	1,541,370	83,203
Electrical Equipment - 0.7%
Emerson Electric Co.	1,165,200	62,991
Hubbell, Inc. Class B	649,600	17,689
		80,680
Machinery - 3.4%
Eaton Corp.	1,514,400	105,417
Illinois Tool Works, Inc.	2,677,800	164,283
Ingersoll-Rand Co.	1,109,100	46,460
Navistar International Corp.	1,761,420	64,450
PACCAR, Inc.	302,200	18,392
Parker Hannifin Corp.	251,900	10,340
		409,342
Road & Rail - 1.1%
Burlington Northern Santa Fe Corp.	538,300	15,778
Knight Transportation, Inc. (a)	531,700	14,781
Norfolk Southern Corp.	2,821,500	54,709
Swift Transportation Co., Inc. (a)	764,700	15,478
USFreightways Corp.	358,400	12,193
Werner Enterprises, Inc.	774,000	18,537
		131,476
Trading Companies & Distributors - 0.2%
Genuine Parts Co.	794,000	26,758
TOTAL INDUSTRIALS		1,129,370
INFORMATION TECHNOLOGY - 4.9%
Communications Equipment - 0.1%
Lucent Technologies, Inc.	1,720,700	12,596
Computers & Peripherals - 1.3%
Hewlett-Packard Co.	5,654,000	124,331
Sun Microsystems, Inc. (a)	2,658,300	37,854
		162,185
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	592,700	$ 16,163
Thermo Electron Corp.	1,485,500	32,235
		48,398
Semiconductor Equipment & Products - 2.6%
Advanced Micro Devices, Inc. (a)	2,219,600	30,098
Analog Devices, Inc. (a)	338,300	14,378
Applied Materials, Inc. (a)	567,200	22,541
Cypress Semiconductor Corp. (a)	906,200	20,861
Intel Corp.	2,978,600	97,281
International Rectifier Corp. (a)	170,200	5,695
Micron Technology, Inc. (a)	3,499,000	95,033
National Semiconductor Corp. (a)	772,950	23,289
		309,176
Software - 0.5%
Legato Systems, Inc. (a)	1,083,500	10,629
Microsoft Corp. (a)	703,370	45,163
		55,792
TOTAL INFORMATION TECHNOLOGY		588,147
MATERIALS - 3.7%
Chemicals - 2.8%
E.I. du Pont de Nemours & Co.	6,177,200	273,897
Georgia Gulf Corp.	187,000	3,340
Praxair, Inc.	728,900	38,573
Rohm & Haas Co.	647,500	22,986
		338,796
Metals & Mining - 0.9%
Alcoa, Inc.	964,300	37,222
Newmont Mining Corp.	3,721,000	73,192
		110,414
TOTAL MATERIALS		449,210
TELECOMMUNICATION SERVICES - 6.5%
Diversified Telecommunication Services - 6.4%
ALLTEL Corp.	214,500	13,960
AT&T Corp.	3,916,300	68,496
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
BellSouth Corp.	15,753,550	$ 606,512
Qwest Communications International, Inc.	7,269,800	86,511
		775,479
Wireless Telecommunication Services - 0.1%
American Tower Corp. Class A (a)	1,169,700	10,293
Western Wireless Corp. Class A (a)	10,400	256
		10,549
TOTAL TELECOMMUNICATION SERVICES		786,028
UTILITIES - 1.3%
Electric Utilities - 0.8%
AES Corp. (a)	1,435,000	23,706
FirstEnergy Corp.	993,034	33,545
Southern Co.	1,142,100	25,983
Wisconsin Energy Corp.	606,600	13,254
		96,488
Gas Utilities - 0.2%
El Paso Corp.	204,900	9,118
Sempra Energy	773,300	17,910
		27,028
Water Utilities - 0.3%
American Water Works, Inc.	666,900	27,510
TOTAL UTILITIES		151,026
TOTAL COMMON STOCKS (Cost $10,076,760)		10,511,920
Convertible Preferred Stocks - 2.7%

CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Adelphia Communications Corp. Series E, $1.875	1,112,400	32,590
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 0.7%
Diversified Financials - 0.7%
Union Pacific Capital Trust $3.125	1,131,800	$ 53,832
Xerox Capital Trust II $3.75 (d)	604,700	35,847
		89,679
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
Northrop Grumman Corp. $7.25	211,200	22,366
Raytheon Co. $4.13	359,700	20,346
		42,712
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 1.3%
Lucent Technologies, Inc. $80.00 (d)	28,650	36,400
Motorola, Inc. $3.50	2,348,900	116,534
		152,934
MATERIALS - 0.0%
Paper & Forest Products - 0.0%
Boise Cascade Corp. $3.75	97,500	4,875
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $307,508)		322,790
Convertible Bonds - 2.7%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.3%
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 2.75% 12/1/21 (d)	Ba3	$ 10,340	10,352
Media - 0.2%
Charter Communications, Inc. 4.75% 6/1/06	B3	18,410	16,293
NTL Delaware, Inc./NTL, Inc. 5.75% 12/15/09	Caa1	129,140	13,405
			29,698
TOTAL CONSUMER DISCRETIONARY			40,050
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 2.4%
Communications Equipment - 0.5%
Corning, Inc. 3.5% 11/1/08	Baa1	$ 40,950	$ 47,967
Extreme Networks, Inc. 3.5% 12/1/06 (d)	-	4,190	4,190
			52,157
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. 3% 12/1/21 (d)	Baa2	30,160	32,963
Sanmina Corp. 0% 9/12/20	Ba3	91,180	33,390
SCI Systems, Inc. 3% 3/15/07	Ba1	91,805	77,490
Solectron Corp. liquid yield option note 0% 5/8/20	Baa3	50,220	26,014
			169,857
Semiconductor Equipment & Products - 0.5%
Amkor Technology, Inc. 5% 3/15/07	B3	26,700	16,950
Kulicke & Soffa Industries, Inc. 4.75% 12/15/06	B3	11,040	10,004
LSI Logic Corp. 4% 2/15/05	Ba3	16,150	13,627
Semtech Corp. 4.5% 2/1/07	CCC+	13,080	14,796
Vitesse Semiconductor Corp. 4% 3/15/05	B2	9,570	7,417
			62,794
Software - 0.0%
Network Associates, Inc. 5.25% 8/15/06 (d)	-	2,430	3,633
TOTAL INFORMATION TECHNOLOGY			288,441
TOTAL CONVERTIBLE BONDS (Cost $373,235)			328,491
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.97% to 2.11% 12/27/01 to 1/3/02 (e) (Cost $25,952)	-	26,000	25,964
Money Market Funds - 6.5%
	Shares
Fidelity Cash Central Fund, 2.23% (c)	777,637,128	777,637
Fidelity Securities Lending Cash Central Fund, 2.06% (c)	8,316,000	8,316
TOTAL MONEY MARKET FUNDS (Cost $785,953)		785,953
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.11%, dated 11/30/01 due 12/3/01 (Cost $10,139)	$ 10,141	$ 10,139
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $11,579,547)		11,985,257
NET OTHER ASSETS - 0.4%		44,178
NET ASSETS - 100%		$ 12,029,435
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
1,410 S&P 500 Index Contracts	Dec. 2001	$ 401,850	$ 22,117

The face value of futures purchased as a percentage of net assets - 3.3%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $123,385,000 or 1.0% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $25,964,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $17,227,706,000 and $16,469,425,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,305,321,000 and $1,364,680,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,396,000 for the period.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $11,623,488,000. Net unrealized appreciation aggregated $361,769,000, of which $1,071,052,000 related to appreciated investment securities and $709,283,000 related to depreciated investment securities.

The fund hereby designates approximately $2,505,228,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $8,324 and repurchase agreements of $10,139) (cost $11,579,547) - See accompanying schedule		$ 11,985,257
Receivable for investments sold		310,566
Receivable for fund shares sold		5,595
Dividends receivable		16,460
Interest receivable		7,202
Other receivables		52
Total assets		12,325,132
Liabilities
Payable for investments purchased	$ 266,834
Payable for fund shares redeemed	12,717
Accrued management fee	4,823
Payable for daily variation on futures contracts	1,586
Other payables and accrued expenses	1,421
Collateral on securities loaned, at value	8,316
Total liabilities		295,697
Net Assets		$ 12,029,435
Net Assets consist of:
Paid in capital		$ 11,079,629
Undistributed net investment income		23,276
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		498,717
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		427,813
Net Assets, for 567,201 shares outstanding		$ 12,029,435
Net Asset Value, offering price and redemption price per share ($12,029,435 ÷ 567,201 shares)		$21.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 216,467
Interest		57,564
Security lending		54
Total income		274,085
Expenses
Management fee	$ 62,087
Transfer agent fees	23,588
Accounting and security lending fees	996
Custodian fees and expenses	178
Registration fees	107
Audit	82
Legal	63
Miscellaneous	40
Total expenses before reductions	87,141
Expense reductions	(6,899)	80,242
Net investment income		193,843
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	539,571
Foreign currency transactions	4
Futures contracts	(69,429)	470,146
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,327,349)
Assets and liabilities in foreign currencies	10
Futures contracts	89,587	(1,237,752)
Net gain (loss)		(767,606)
Net increase (decrease) in net assets resulting from operations		$ (573,763)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 193,843	$ 212,691
Net realized gain (loss)	470,146	3,141,778
Change in net unrealized appreciation (depreciation)	(1,237,752)	(2,978,870)
Net increase (decrease) in net assets resulting from operations	(573,763)	375,599
Distributions to shareholders From net investment income	(215,287)	(213,600)
From net realized gain	(2,478,041)	(1,967,790)
Total distributions	(2,693,328)	(2,181,390)
Share transactions Net proceeds from sales of shares	1,333,130	1,249,109
Reinvestment of distributions	2,538,680	2,061,105
Cost of shares redeemed	(1,975,959)	(6,288,121)
Net increase (decrease) in net assets resulting from share transactions	1,895,851	(2,977,907)
Total increase (decrease) in net assets	(1,371,240)	(4,783,698)
Net Assets
Beginning of period	13,400,675	18,184,373
End of period (including undistributed net investment income of $23,276 and $46,194, respectively)	$ 12,029,435	$ 13,400,675
Other Information Shares
Sold	58,812	46,215
Issued in reinvestment of distributions	109,446	77,251
Redeemed	(88,539)	(235,369)
Net increase (decrease)	79,719	(111,903)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 27.49	$ 30.34	$ 30.73	$ 28.81	$ 25.17
Income from Investment Operations
Net investment income B	.34	.40	.37	.35	.42
Net realized and unrealized gain (loss)	(1.15)	.50	2.01	4.84	4.87
Total from investment operations	(.81)	.90	2.38	5.19	5.29
Less Distributions
From net investment income	(.39)	(.40)	(.35)	(.33)	(.49)
From net realized gain	(5.08)	(3.35)	(2.42)	(2.94)	(1.16)
Total distributions	(5.47)	(3.75)	(2.77)	(3.27)	(1.65)
Net asset value, end of period	$ 21.21	$ 27.49	$ 30.34	$ 30.73	$ 28.81
Total Return A	(4.33)%	3.50%	8.25%	20.05%	22.30%
Ratios to Average Net AssetsC
Expenses before expense reductions	.67%	.67%	.66%	.68%	.70%
Expenses net of voluntary waivers, if any	.67%	.67%	.66%	.68%	.70%
Expenses net of all reductions	.62%	.63%	.64%	.66%	.68%
Net investment income	1.49%	1.47%	1.19%	1.20%	1.58%
Supplemental Data
Net assets, end of period (in millions)	$ 12,029	$ 13,401	$ 18,184	$ 18,606	$ 16,650
Portfolio turnover rate	136%	151%	71%	62%	77%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Equity-Income II (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $38,396,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $6,501,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $8,000 and $390,000, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Equity-Income II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income II Fund (a fund of Fidelity Financial Trust) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income II Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The Board of Trustees of Fidelity Equity-Income II Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/24/01	12/21/01	$.06	$.64
1/7/02	1/4/02	-	$.21

A total of 2.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 84%, 99%, 99%, and 99% of the dividends distributed in December, March, June and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart A. Grenier, Vice President

Stephen M. DuFour, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

EII-ANN-0102 153022
1.539196.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Independence

Fund

Annual Report

November 30, 2001

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Independence	-22.86%	70.03%	259.96%
S&P 500 ®	-12.22%	61.53%	272.97%
Capital Appreciation Funds Average	-16.15%	54.15%	224.18%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Independence	-22.86%	11.20%	13.66%
S&P 500	-12.22%	10.06%	14.07%
Capital Appreciation Funds Average	-16.15%	7.81%	11.31%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Independence Fund on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $35,996 - a 259.96% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $37,297- a 272.97% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The LipperSM multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the multi-cap growth funds average were -25.66%, 45.90%, and 218.32%,respectively. The one year, five year and 10 year average annual total returns were -25.66%, 7.32%, and 11.91%, respectively. The one year, five year, and 10 year cumulative total returns for the multi-cap supergroup average were -11.41%, 55.32%, and 246.74%, respectively. The one year, five year and 10 year average annual total returns were -11.41%, 8.78%, and 12.90%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Fergus Shiel, Portfolio Manager of Fidelity Independence Fund

Q. How did the fund perform, Fergus?

A. For the 12-month period that ended November 30, 2001, the fund returned -22.86%. In comparison, the Standard & Poor's 500 Index and the capital appreciation funds average tracked by Lipper Inc. returned -12.22% and -16.15%, respectively.

Q. What factors caused the fund to underperform both its index and peer group?

A. My decision to hold on to selected information technology (IT) stocks that I believed would hold up relatively well despite the sector's weakness was the primary reason for the shortfall in performance. Unfortunately, investors broadly painted most technology stocks with the same unfavorable brush. When the economy began slowing early in the period, I decided to remain invested primarily in companies with unique technologies, such as Juniper Networks, BEA Systems and CIENA. I felt their respective product niches would allow them to weather the decline in corporate IT spending and maintain their earnings growth rates. Although this strategy produced some positive contributors - such as PeopleSoft, which I sold off to take profits, and KLA-Tencor - had I reduced our exposure to this poor-performing sector earlier in the period, our relative performance might have been better.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Were there any other reasons why you remained fond of technology stocks?

A. I held on to many technology stocks because I believed that the sector still offered the best potential for long-term growth, and I expect it to remain a significant component of the fund. History has shown that this sector can rejuvenate itself through new product launches and experience rapid price appreciation under the right investment climate. For example, during the final two months of the period, investors' perception that the economy may have bottomed led to a flurry of IT buying activity, pushing up stock prices in the sector. During this two-month stretch, the fund gained 14.20%, outperforming the 9.97% return for the S&P 500 index, with the bulk of the fund's performance coming from its technology exposure. The tech-heavy NASDAQ Composite Index gained 30.46% during the same two-month stretch.

Q. What other key strategies did you put in place?

A. As the period wore on, the fund's sizable position in tobacco stocks grew substantially larger due to market appreciation. In light of this increase, I pared down our holdings by roughly 10% near the end of the period for two reasons. First, our stake in this industry had become too large for my comfort level. Second, I felt I could take some profits in these stocks and redeploy those assets into stocks in more cyclically sensitive areas, such as business-to-business Internet auctions (FreeMarkets), consumer electronics (Best Buy) and recreational vehicles (Winnebago Industries), that I felt could perform better in an improving economic climate. While tobacco stocks continued to have commendable earnings growth and attractive valuations, I didn't believe they were likely to earn dramatically higher profits should the economy resume expansion. Elsewhere, I increased our holdings in selected brokerage stocks, such as Merrill Lynch, which helped the fund, and similarly boosted some energy services stocks, such as Baker Hughes, that had reached attractive valuations and proceeded to rebound late in the year.

Q. What holdings performed well? Which disappointed?

A. Tobacco companies Philip Morris, RJ Reynolds and UST were the top three contributors, benefiting from strong investor demand for steady earnings growth in a difficult economy. Best Buy, another strong performer, bucked the downtrend in the consumer electronics industry and performed well. Elsewhere, Office Depot rose more than 140% during the past year on higher profit margins. In terms of disappointments, I sold out of our positions in Redback Networks and VeriSign, but not before their prices fell; both companies saw revenues decline due to the slowdown in corporate IT spending. A significant reduction in brokerage trading activity hurt Charles Schwab's performance.

Q. What's your outlook, Fergus?

A. I believe the economy may have reached the low point in its cyclical downturn. A significant number of fiscal and monetary stimuli have been put in place to spark additional business growth in the months ahead. I can't predict when stocks will react positively to these moves, but history has shown that stimulative efforts of this nature have been effective at improving corporate earnings - a key factor in stock performance. Accordingly, I've positioned the fund in a variety of industries that could benefit from a positive turn of events in earnings growth.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide capital appreciation

Fund number: 073

Trading symbol: FDFFX

Start date: March 25, 1983

Size: as of November 30, 2001, more than $5.4 billion

Manager: J. Fergus Shiel, since 1996; manager, Fidelity Advisor Dynamic Capital Appreciation Fund, since 1998; Fidelity Trend Fund, 1995-1996; Fidelity Dividend Growth Fund, 1994-1995; several Fidelity Select Portfolios, 1991-1993; joined Fidelity in 1989

Fergus Shiel on
turnaround situations:

"Coming out of the current recession, I believe there are likely to be many opportunities to own good companies that have suffered hardship but now will have the opportunity to increase productivity and boost profits.

"For example, I began buying Office Depot early in the period when the stock fell sharply below its normal trading range. The company had made a strategic decision to cut costs and refocus its spending on its new Internet distribution arm while reducing costs in its stores. I felt the stock had potential if the company's efforts were effective. As the period progressed, Office Depot's overall quarterly financial results did improve, and the investment community began to recognize that its restructuring efforts were paying off despite the poor economic climate. When the company announced a share buyback program in October as a sign of conviction in its future, Office Depot's stock topped the $16 per share level - about double our average cost to purchase the stock - and, in November, eclipsed that threshold.

"While this situation worked out well, picking the right turnaround situation can be easier said than done. At the worst of times, all these distressed situations look cheap, but correctly identifying those with the proper management and restructuring plan takes extensive analysis."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Philip Morris Companies, Inc.	17.6	16.8
RJ Reynolds Tobacco Holdings, Inc.	10.4	9.0
EchoStar Communications Corp. Class A	5.2	5.1
Microsoft Corp.	2.6	0.0
Merrill Lynch & Co., Inc.	2.3	2.6
CIENA Corp.	2.0	2.9
Lehman Brothers Holdings, Inc.	1.7	1.5
Best Buy Co., Inc.	1.7	0.8
Dell Computer Corp.	1.7	0.0
Cisco Systems, Inc.	1.7	0.0
	46.9
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	32.8	31.1
Information Technology	26.3	25.0
Consumer Discretionary	18.1	11.5
Financials	10.9	7.2
Energy	3.8	3.9
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 98.4%		Stocks 87.1%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 12.9%
* Foreign investments	5.9%	** Foreign investments	6.3%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.1%
Auto Components - 0.2%
TRW, Inc.	320,000	$ 12,486
Automobiles - 0.3%
Monaco Coach Corp. (a)	100,000	1,950
Winnebago Industries, Inc.	361,700	12,189
		14,139
Hotels, Restaurants & Leisure - 2.4%
Harrah's Entertainment, Inc. (a)	535,100	17,246
Hilton Hotels Corp.	400,000	3,960
International Game Technology (a)	580,600	35,991
Jurys Doyle Hotel Group PLC (United Kingdom)	2,083,028	13,508
Mandalay Resort Group (a)	575,100	12,422
McDonald's Corp.	817,400	21,939
MGM Mirage, Inc. (a)	336,900	8,877
Six Flags, Inc. (a)	516,900	7,402
Starwood Hotels & Resorts Worldwide, Inc. unit	293,300	7,960
		129,305
Household Durables - 0.4%
Black & Decker Corp.	373,500	13,834
Centex Corp.	23,900	1,080
Champion Enterprises, Inc. (a)	50,000	604
Fleetwood Enterprises, Inc.	278,000	3,489
Tupperware Corp.	146,600	2,882
		21,889
Leisure Equipment & Products - 1.3%
Hasbro, Inc.	2,808,400	46,198
Mattel, Inc.	1,495,400	27,530
		73,728
Media - 6.0%
EchoStar Communications Corp. Class A (a)	10,800,000	285,876
Independent News & Media PLC (United Kingdom)	9,768,692	16,011
Liberty Media Corp. Class A (a)	1,759,400	23,136
Reader's Digest Association, Inc. Class A (non-vtg.)	195,400	4,397
		329,420
Multiline Retail - 1.8%
Arnotts PLC (c)	1,667,488	10,163
Family Dollar Stores, Inc.	166,300	4,956
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.	1,018,100	$ 25,799
Kmart Corp. (a)	9,074,508	55,354
		96,272
Specialty Retail - 5.7%
Abercrombie & Fitch Co. Class A (a)	1,836,600	44,078
AnnTaylor Stores Corp. (a)	187,100	5,102
Bed Bath & Beyond, Inc. (a)	1,291,000	41,919
Best Buy Co., Inc. (a)	1,332,000	95,091
Lowe's Companies, Inc.	1,223,400	55,432
Office Depot, Inc. (a)	1,406,600	22,717
Staples, Inc. (a)	2,850,000	50,160
		314,499
TOTAL CONSUMER DISCRETIONARY		991,738
CONSUMER STAPLES - 32.8%
Beverages - 0.0%
The Coca-Cola Co.	49,600	2,329
Food & Drug Retailing - 0.5%
Duane Reade, Inc. (a)	59,300	1,954
Rite Aid Corp. (a)	1,172,100	5,497
Safeway, Inc. (a)	400,000	17,824
		25,275
Food Products - 0.7%
ConAgra Foods, Inc.	97,900	2,249
IAWS Group PLC (Ireland)	4,048,175	31,023
Sara Lee Corp.	100,000	2,188
		35,460
Household Products - 0.6%
Colgate-Palmolive Co.	540,000	31,514
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	481,300	16,061
Gillette Co.	1,763,900	57,680
		73,741
Tobacco - 29.7%
Philip Morris Companies, Inc.	20,500,000	966,980
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc. (c)	9,950,000	$ 570,832
UST, Inc.	2,546,200	91,409
		1,629,221
TOTAL CONSUMER STAPLES		1,797,540
ENERGY - 3.8%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	571,900	18,856
BJ Services Co. (a)	195,000	5,433
ENSCO International, Inc.	1,936,500	38,962
GlobalSantaFe Corp.	3,243,470	78,492
Nabors Industries, Inc. (a)	355,200	11,189
Noble Drilling Corp. (a)	332,500	9,809
Rowan Companies, Inc. (a)	100,000	1,634
Schlumberger Ltd. (NY Shares)	380,000	18,244
Transocean Sedco Forex, Inc.	280,800	7,947
Weatherford International, Inc. (a)	567,400	18,991
		209,557
FINANCIALS - 10.9%
Banks - 1.3%
Bank One Corp.	1,927,700	72,173
Diversified Financials - 9.0%
American Express Co.	1,600,000	52,656
Bear Stearns Companies, Inc.	650,000	37,375
Charles Schwab Corp.	2,555,500	36,697
Fannie Mae	150,000	11,790
Freddie Mac	250,000	16,543
Goldman Sachs Group, Inc.	412,100	36,636
Instinet Group, Inc.	2,191,200	19,173
Lehman Brothers Holdings, Inc.	1,450,000	95,918
Merrill Lynch & Co., Inc.	2,545,100	127,484
Morgan Stanley Dean Witter & Co.	493,100	27,367
SEI Investments Co.	807,480	32,703
		494,342
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 0.6%
AFLAC, Inc.	1,109,700	$ 30,406
TOTAL FINANCIALS		596,921
HEALTH CARE - 2.9%
Biotechnology - 0.2%
Medarex, Inc. (a)	409,200	9,510
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	837,500	43,550
Becton, Dickinson & Co.	361,300	12,237
Boston Scientific Corp. (a)	31,600	841
Cytyc Corp. (a)	534,800	13,071
		69,699
Health Care Providers & Services - 0.0%
Health Net, Inc. (a)	81,300	1,626
Pharmaceuticals - 1.4%
Allergan, Inc.	490,300	37,013
Barr Laboratories, Inc. (a)	35,200	2,571
Forest Laboratories, Inc. (a)	200,000	14,160
Johnson & Johnson	400,000	23,300
		77,044
TOTAL HEALTH CARE		157,879
INDUSTRIALS - 2.4%
Aerospace & Defense - 0.4%
Honeywell International, Inc.	625,000	20,713
Airlines - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	300,000	17,400
Commercial Services & Supplies - 0.9%
Ceridian Corp. (a)	1,063,000	19,453
First Data Corp.	400,000	29,296
Herman Miller, Inc.	9,436	206
Per-Se Technologies, Inc. warrants 7/8/03 (a)	52,343	3
Steelcase, Inc. Class A	31,100	442
		49,400
Construction & Engineering - 0.1%
Foster Wheeler Ltd.	1,414,500	7,469
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.1%
Rockwell International Corp.	500,000	$ 8,250
Marine - 0.3%
Irish Continental Group PLC (c)	2,855,200	16,250
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	496,800	14,561
TOTAL INDUSTRIALS		134,043
INFORMATION TECHNOLOGY - 26.2%
Communications Equipment - 5.9%
ADC Telecommunications, Inc. (a)	400,000	1,776
Advanced Fibre Communication, Inc. (a)	308,700	6,013
CIENA Corp. (a)	6,189,140	109,857
Cisco Systems, Inc. (a)	4,500,000	91,980
Finisar Corp. (a)	984,500	10,652
JDS Uniphase Corp. (a)	2,134,800	21,519
Juniper Networks, Inc. (a)	2,452,200	60,275
Motorola, Inc.	500,000	8,320
Nokia Corp. sponsored ADR	200,000	4,602
QUALCOMM, Inc. (a)	100,000	5,872
		320,866
Computers & Peripherals - 2.7%
Dell Computer Corp. (a)	3,300,000	92,169
EMC Corp. (a)	2,500,000	41,975
Hewlett-Packard Co.	500,000	10,995
Sun Microsystems, Inc. (a)	200,000	2,848
		147,987
Electronic Equipment & Instruments - 0.4%
AVX Corp.	358,400	7,455
Kopin Corp. (a)	73,300	1,183
Optimal Robotics Corp. Class A (a)	94,700	2,491
Vishay Intertechnology, Inc. (a)	448,800	8,249
		19,378
Internet Software & Services - 0.6%
FreeMarkets, Inc. (a)	129,810	2,564
Keynote Systems, Inc. (a)	593,400	4,646
Yahoo!, Inc. (a)	1,711,500	26,648
		33,858
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.2%
Cap Gemini SA	165,000	$ 10,589
KPMG Consulting, Inc.	50,000	827
		11,416
Office Electronics - 0.1%
Xerox Corp.	700,000	5,880
Semiconductor Equipment & Products - 11.3%
Advanced Micro Devices, Inc. (a)	2,900,000	39,324
Altera Corp. (a)	1,187,400	27,025
Applied Materials, Inc. (a)	600,000	23,844
ASML Holding NV (NY Shares) (a)	2,209,700	38,471
Atmel Corp. (a)	1,299,600	10,722
Cypress Semiconductor Corp. (a)	1,307,500	30,099
FEI Co. (a)	723,500	21,155
Integrated Circuit Systems, Inc. (a)	534,130	9,999
Intel Corp.	2,400,000	78,384
International Rectifier Corp. (a)	275,000	9,202
KLA-Tencor Corp. (a)	633,000	31,796
Kulicke & Soffa Industries, Inc. (a)	2,277,300	35,776
Lattice Semiconductor Corp. (a)	1,265,500	24,576
Micron Technology, Inc. (a)	2,601,200	70,649
Novellus Systems, Inc. (a)	200,000	7,614
NVIDIA Corp. (a)	231,260	12,636
PRI Automation, Inc. (a)	406,600	7,607
Semtech Corp. (a)	360,289	13,878
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,700,000	43,011
Teradyne, Inc. (a)	332,300	9,258
Vitesse Semiconductor Corp. (a)	2,250,000	27,428
Xilinx, Inc. (a)	1,324,900	47,842
		620,296
Software - 5.0%
BEA Systems, Inc. (a)	1,552,800	26,072
Computer Associates International, Inc.	2,300,000	76,521
Inktomi Corp. (a)	526,500	2,627
Microsoft Corp. (a)	2,258,200	144,999
Peregrine Systems, Inc. (a)	757,900	11,785
Sybase, Inc. (a)	839,700	12,092
		274,096
TOTAL INFORMATION TECHNOLOGY		1,433,777
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 1.3%
Chemicals - 0.9%
E.I. du Pont de Nemours & Co.	196,200	$ 8,700
Ecolab, Inc.	1,051,300	39,319
		48,019
Metals & Mining - 0.4%
Alcan, Inc.	300,000	10,813
USX - U.S. Steel Group	700,000	11,823
		22,636
TOTAL MATERIALS		70,655
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. Class A (a)	219,600	2,352
TOTAL COMMON STOCKS (Cost $4,639,773)		5,394,462
Convertible Preferred Stocks - 0.1%

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Chorum Technologies Series E (d)	41,400	65
Procket Networks, Inc. Series C (d)	1,721,344	3,443
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $17,714)		3,508
Money Market Funds - 1.6%
Fidelity Cash Central Fund, 2.23% (b)	38,179,825	38,180
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	51,863,850	51,864
TOTAL MONEY MARKET FUNDS (Cost $90,044)		90,044
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $4,747,531)		5,488,014
NET OTHER ASSETS - (0.1)%		(5,501)
NET ASSETS - 100%		$ 5,482,513
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 714
Procket Networks, Inc. Series C	2/9/01	$ 17,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,657,263,000 and $12,274,029,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $697,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,508,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $19,460,000. The weighted average interest rate was 2.18%. Interest expense includes $1,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,851,000. The weighted average interest rate was 7.06%. Interest expense includes $1,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $4,840,940,000. Net unrealized appreciation aggregated $647,074,000, of which $1,216,769,000 related to appreciated investment securities and $569,695,000 related to depreciated investment securities.

The fund hereby designates approximately $718,668,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $2,050,100,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $96,339,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $50,490) (cost $4,747,531) - See accompanying schedule		$ 5,488,014
Receivable for investments sold		99,823
Receivable for fund shares sold		2,883
Dividends receivable		2,252
Interest receivable		100
Other receivables		154
Total assets		5,593,226
Liabilities
Payable to custodian bank	$ 54
Payable for investments purchased	45,677
Payable for fund shares redeemed	8,625
Accrued management fee	3,763
Other payables and accrued expenses	730
Collateral on securities loaned, at value	51,864
Total liabilities		110,713
Net Assets		$ 5,482,513
Net Assets consist of:
Paid in capital		$ 6,922,046
Undistributed net investment income		48,147
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,228,148)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		740,468
Net Assets, for 346,120 shares outstanding		$ 5,482,513
Net Asset Value, offering price and redemption price per share ($5,482,513 ÷ 346,120 shares)		$15.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends (including $33,898 received from affiliated issuers)		$ 107,244
Interest		15,609
Security lending		353
Total income		123,206
Expenses
Management fee Basic fee	$ 38,182
Performance adjustment	13,147
Transfer agent fees	11,332
Accounting and security lending fees	737
Custodian fees and expenses	251
Registration fees	117
Audit	63
Legal	35
Interest	2
Total expenses before reductions	63,866
Expense reductions	(3,138)	60,728
Net investment income		62,478
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $9,545 on sales of investments in affiliated issuers)	(1,974,038)
Foreign currency transactions	72	(1,973,966)
Change in net unrealized appreciation (depreciation) on:
Investment securities	130,315
Assets and liabilities in foreign currencies	45	130,360
Net gain (loss)		(1,843,606)
Net increase (decrease) in net assets resulting from operations		$ (1,781,128)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 62,478	$ 16,415
Net realized gain (loss)	(1,973,966)	1,339,863
Change in net unrealized appreciation (depreciation)	130,360	(571,512)
Net increase (decrease) in net assets resulting from operations	(1,781,128)	784,766
Distributions to shareholders From net investment income	(25,944)	(12,436)
From net realized gain	(1,336,467)	(797,700)
Total distributions	(1,362,411)	(810,136)
Share transactions Net proceeds from sales of shares	1,245,659	4,014,225
Reinvestment of distributions	1,356,149	805,573
Cost of shares redeemed	(1,896,822)	(2,785,216)
Net increase (decrease) in net assets resulting from share transactions	704,986	2,034,582
Total increase (decrease) in net assets	(2,438,553)	2,009,212
Net Assets
Beginning of period	7,921,066	5,911,854
End of period (including undistributed net investment income of $48,147 and $15,430, respectively)	$ 5,482,513	$ 7,921,066
Other Information Shares
Sold	63,848	141,758
Issued in reinvestment of distributions	61,713	34,512
Redeemed	(103,271)	(100,649)
Net increase (decrease)	22,290	75,621

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 24.46	$ 23.82	$ 21.40	$ 20.47	$ 20.04
Income from Investment Operations
Net investment income B	.17	.05	.05	.13 C	.13
Net realized and unrealized gain (loss)	(4.60)	3.83	5.25	4.34	2.61
Total from investment operations	(4.43)	3.88	5.30	4.47	2.74
Less Distributions
From net investment income	(.08)	(.05)	(.14)	(.13)	(.26)
From net realized gain	(4.11)	(3.19)	(2.74)	(3.41)	(2.05)
Total distributions	(4.19)	(3.24)	(2.88)	(3.54)	(2.31)
Net asset value, end of period	$ 15.84	$ 24.46	$ 23.82	$ 21.40	$ 20.47
Total Return A	(22.86)%	17.02%	27.93%	27.16%	15.78%
Ratios to Average Net Assets D
Expenses before expense reductions	.97%	.88%	.63%	.62%	.64%
Expenses net of voluntary waivers, if any	.97%	.88%	.63%	.62%	.64%
Expenses net of all reductions	.92%	.85%	.58%	.57%	.59%
Net investment income	.95%	.19%	.25%	.68%	.66%
Supplemental Data
Net assets, end of period (in millions)	$ 5,483	$ 7,921	$ 5,912	$ 4,644	$ 4,014
Portfolio turnover rate	187%	249%	310%	266%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $0.03 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Independence Fund (the fund) (formerly Fidelity Retirement Growth Fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .78% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $15,583,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $2,924,000 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $214,000.

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Arnotts PLC	$ -	$ -	$ 414	$ 10,163
Irish Continental Group PLC	-	-	401	16,250
RJ Reynolds Tobacco Holdings, Inc.	-	12,551	33,083	570,832
TOTALS	$ -	$ 12,551	$ 33,898	$ 597,245

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Independence Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Independence Fund (a fund of Fidelity Financial Trust) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Independence Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The fund designates 12.31% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

J. Fergus Shiel, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty®

Fidelity Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

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Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FRE-ANN-0102 152900
1.539094.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com